UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☒	Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001608828

Helios Issuer, LLC

(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): 0001700918

Central Index Key Number of underwriter (if applicable): Not applicable

William J. Berger, (281) 985-9900

Name and telephone number, including area code, of the person to contact in connection with this filing

Explanatory Note: For the purpose of furnishing this Form ABS-15G, the depositor signing below does not have a Central Index Key Number. The Central Index Key Number of the depositor listed above is the Central Index Key Number of the sponsor, Sunnova Energy Corporation.

INFORMATION TO BE INCLUDED IN THE REPORT

FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01	Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Issuer

Introduction

The AP5 Pool is composed of approximately 9,975 residential rooftop PV installations which are sold to homeowners under leases and power purchase agreements.

The PV systems are expected to be geographically dispersed throughout the United States, with California, New Jersey, and Puerto Rico forecast to have about 71.6% of the installed systems in the aggregate. Massachusetts, Nevada, Connecticut, and Arizona are the other states each representing at least 3% of the expected AP5 Pool.

All of the PV systems in the AP5 Pool are residential installations which have obtained Permission to Operate (PTO) between November 8, 2014 and July 29, 2016.

Process and Channel Partners

Sunnova has centralized design and engineering requirements and relies upon a geographically dispersed network of medium-sized channel partners for installation.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Design and engineering: Sunnova relies on EPC partners (channel partners) for design and installation of PV systems. Sunnova’s “Operations Guide” and “Solar Installation Guide” provide the process framework for design of the PV systems. Site assessments and design drawings are completed by the EPC partners and submitted to Sunnova for review. DNV GL considers Sunnova’s design and engineering practices as outlined above to be consistent with the minimum required industry practices. The requirement to include a drawing for NEC labeling is an industry best- practice that should help to avoid improper signage – one of the most common installation errors in the industry observed by DNV GL.

Monitoring and maintenance: Sunnova monitors production for its systems on a daily, bi-weekly, and monthly basis. DNV GL considers Sunnova’s process for monitoring system performance to be reasonable and in line with industry practice.

Channel partners: Sunnova utilizes approximately 181 channel partners to design, procure, install and maintain the PV systems in the AP5 Pool. The top 10 channel partners account for 68% of the PV systems in the AP5 Pool, while the top 20 channel partners account for 80% of the PV systems in the AP5 Pool. The top five channel partners have installed 51% of the AP5 Pool. Each other channel partner has installed less than 5% of the PV Systems.

Equipment Selection

Sunnova has provided a list of module, inverter and racking suppliers utilized for the AP5 Portfolio. DNV GL has reviewed individual vendors and has not identified any specific concerns surrounding the qualification of the major vendors for the AP5 Portfolio.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Modules: Trina Solar is used on 35.7% of the systems in the AP5 Pool. The top eleven module manufacturers represent 97.1% of the systems in the AP5 Pool. Trina Solar is followed by Canadian Solar, Hanwha Q-Cells, Hyundai Heavy Industries, LG, ReneSola, and SolarWorld. Axitec, S-Energy, Lightway Green New Energy, and CentroSolar are additional suppliers to the AP5 Pool. Of these top 11, apart from Axitec and CentroSolar, DNV GL considers the top 11 module manufacturers it has reviewed to be acceptable suppliers to the AP5 Pool. DNV GL is relatively unfamiliar with Axitec and cannot provide an opinion on acceptability of these modules for the AP5 Pool at this time. CentroSolar currently sells modules produced by contract manufacturers, for which insufficient information is available for assessment.“Other” module manufacturers represent 2.9% of the AP5 Pool. DNV GL has provided further review of these “Other” suppliers and finds that they present no material risk to the AP5 Pool.

Inverters: SolarEdge is used for 46.3% of the systems in the AP5 Pool. The top five inverter manufacturers represent 99.7% of the systems in the AP5 Pool. SolarEdge is followed by Enphase, SMA, Power-One, and Fronius. DNV GL views these inverter manufacturers as acceptable suppliers to the AP5 Pool.

Racking Hardware: Eleven different racking manufacturers comprise 95.0% of the racking systems in the AP5 Conduit.1 DNV GL views the risk of system failure or underperformance due to racking manufacturer selection as low.

Metering and Communication: DNV GL views the Itron monitoring system favorably as a proven technology.

Sunnova Energy Estimate Methodology

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Sunnova energy forecasting: Sunnova uses the Clean Power Estimator (CPE) solar forecasting model which uses a modified version of the PVForm code as a simulation engine. Like PVWatts, the CPE model sacrifices some accuracy and flexibility in order to increase accessibility and reduce runtime, which DNV GL considers to be reasonable for the residential solar application.

Process evolution: Sunnova periodically updates its energy estimation assumptions based upon the availability of production data.

[1]	The AP5 Pool is a subset of the AP5 Conduit.

Methodology commentary: Sunnova applies energy estimate adjustments to the CPE-produced forecast which in most cases reduces the energy estimates. Sunnova’s energy estimate process is fundamentally different than a PVWatts based energy estimate process. Sunnova’s energy estimate process combines individual loss factors differently and the CPE simulation engine contains an additional loss calculation not performed in PVWatts. In order to compare energy estimates between the two processes and allow for a valid review of the loss factors assumptions used in CPE, DNV GL has modeled the representative systems in Section 4.1 in PVWatts v5. The same TMY3 weather data, tilt, azimuth, inverter efficiency and ZIP code were used as in the CPE simulations to minimize differences. The PVWatts overall derate or loss factor was adjusted until it reasonably matched the current yield factors provided by Sunnova.

Review of energy loss factors: DNV GL considers that Sunnova’s PVWatts equivalent loss factors vary from reasonable to aggressive and conservative. DNV GL recommends that Sunnova review DNV GL’s comments and adjust regional loss factors that are aggressive and conservative. For new regions with limited operating residential systems DNV GL generally recommends utilizing the default PVWatts loss factor until sufficient production data are available to solidify a region specific loss factor.

Validating the CPE Model: DNV GL notes that the PV system design process becomes critical to ensure that the system is properly sized and designed as intended since CPE does not have any internal checks to verify such factors as electrical or string design suitability or inverter operation; Sunnova thus performs certain checks, including dc to ac ratio, for each system. In order to verify Sunnova’s use of their stated procedure, DNV GL has audited a sample of PV systems and has compared drawings and CPE “call” and result files. On average, the as-built estimates were 2.4% lower than the contractual estimates. This audit confirmed that Sunnova’s as-built estimates were consistent with Sunnova’s change order policy in 14 of 15 cases.

Validating the CPE Model: DNV GL notes that this validation study does not verify Sunnova’s current energy estimate process that went into effect July 2015 but rather reflects the energy estimate process effective October 2014. DNV GL notes that the energy estimate methods in use from July 2015 were largely consistent with those in use from October 2014; of note, Maryland and California – LA were both made more conservative in July 2015. Regionalization in New Jersey was also introduced in July 2015.

Production Analysis

DNV GL has reviewed the energy production data for the PV systems in Sunnova’s AP3, AP4, and AP5 Portfolios (the “Fleet”), with the purpose of evaluating the long-term accuracy of Sunnova’s energy forecasts.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Description of the Fleet: As of July 31, 2016, Sunnova has 23,208 PV systems in the Fleet, which consists of systems in Asset Portfolio 3 (AP3), Asset Portfolio 4 (AP4), Asset Portfolio 5 (AP5), and one system in Asset Portfolio 6 (AP6).

Data cleaning: DNV GL has cleaned Sunnova’s Fleet production data. Filters included selected one-off commercial and technical issues identified by Sunnova. Of the 23,208 systems in the Fleet, 21,458 systems had at least one month of production data after the filters were applied.

Weather correction: SolarAnywhere data was used to weather correct Sunnova’s Fleet.

Production sample creation: Two Production Samples were created. Production Sample 1, containing 10,458 systems, contains systems with more than 12 months of operating data. Production Sample 2 contains 2,139 systems with more than 12 months of operating data, after the initial 12 months of operating data were removed.

Energy estimate method adjustment: DNV GL has calculated regional correction factors for the Fleet as a function of Sunnova’s energy estimation methods.

Fleet analysis results: Using Production Sample 1 and Production Sample 2, respectively, DNV GL has calculated Y1+ and Y2+ correction factors for the Fleet. AZ, CA, and NJ are the only regions which currently have enough operating data to support the use of the Y2+ correction factors.

Confidence limits for the AP5 Pool: DNV GL has calculated Confidence limits for the Pool on a 1-year and 10-year period. For the 10-year period, the Year1 p(50) and p(90) are 90.4% and 84.8% of Sunnova’s expected Year 1 values, respectively For the 10-year period, the Year 2 p(50) and p(90) are 95.4% and 90.1%, respectively.

Homeowner Agreement Review

DNV GL has reviewed Sunnova’s Solar Service Agreements, including a Lease, a PPA, an EZ-Pay PPA, and an EZ-Own agreement.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Lease: Sunnova’s lease agreements have fixed payments ($/month) and come with a production guarantee sized at 95% of expected production2 with 0.5% per year system degradation thereafter. The template lease is similar to an industry template published by the Solar Access to Public Capital (SAPC) working group. DNV GL expects Sunnova’s lease will provide an adequate framework for managing homeowner relationships over their respective terms. The principal technical challenges related to the Consumer Agreements are the need for the production guarantees to be appropriately sized.

PPA: Sunnova’s PPAs invoice based on monthly production ($/kWh) as measured by Sunnova’s Itron revenue-grade meters. DNV GL reviewed a Solar Power Purchase Agreement with a 25-year term. The maximum escalator in a PPA is 3.0% / year, with 2.9% / year being the most common escalator.

Based on recommendations from DNV GL, Sunnova has updated the PPA to include a provision clarifying the billing process in the event of a loss of communication with the monitoring system. The provision states that should access to the cellular network be compromised, Sunnova will either acquire production information from the inverter, with consent from the system owner, or otherwise estimate production based on commercially reasonable methods.

EZ-Pay PPA: An “EZ-Pay” PPA is similar in structure to the PPA but offers levelized monthly payments with an annual true-up. DNV GL considers the structure of the EZ-Pay PPA to be reasonable. The same loss of communication recommendation noted in the PPA subsection also applies for this EZ-Pay PPA form.

EZ-Own: An “EZ-Own” agreement which provides system financing and fixed monthly payments with an optional scheduled prepayment. DNV GL reviewed an executed copy of an EZ-Own agreement. The EZ-own agreement reviewed contains a Home Improvement Agreement, a Security Agreement, and an O&M Agreement. DNV GL considers the structure of the EZ-Own Agreement to be reasonable. The same loss of communication recommendation noted in the previous subsection also applies for this agreement form.

[2]	80% in the case of Hawaii and Puerto Rico, which DNV GL considers to be prudent (barring a more detailed analysis leveraging local weather data) given the microclimates on these islands.

Channel Partner Agreement Review

Sunnova executes Channel Partner Agreements (the “Agreement”) with each EPC partner (referred to as a “Contractor”). The Contractor is responsible for marketing for Sunnova as well as all work necessary to design, engineer, procure, install, construct, test, and commission a PV system.

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Scope of work: DNV GL considers the template Agreement’s scope of work to be adequate and sufficient to facilitate ongoing completion and warranty support for a Contractor’s PV systems. The Agreement includes general compliance standards that Contractors must observe in the execution of the scope of work.

DNV GL notes that Sunnova maintains sole discretion to review and approve Design Packages and has advised that it will hold the Contractors responsible for complying with the requirements in its Engineering Reference Guide. DNV GL considers the Agreement criteria for achieving the various completion milestones to be well defined and acceptable.

Warranties, service and liability limits: Materials and services supplied by the Contractor are warranted against defects for a period of 10 years, and roofing penetrations are warranted for a period of five years.

Management and Services Agreement Review

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Fees: DNV GL has been informed that the combined Manager Fee and Servicer Fee is $25.00/kWdc/year. DNV GL considers such fees to be within the range observed in the industry. The Inverter Replacement Reserve Account should help address the risk that the actual cost of servicing the PV systems may exceed the fees in years 10+ after inverter warranties expire. DNV GL has not independently reviewed the size of the Inverter Replacement Reserve Account.

Scope of Management Services: Under the Management Agreement the Manager will perform operations and maintenance functions in support of the commercial operations of the Portfolio’s Solar Assets. DNV GL considers the scope of services to be comprehensive and acceptable.

Included Services / Standard of Performance: The Manager’s performance standards are defined. DNV GL considers this to be acceptable.

Non-included System Services: In the event of an emergency (i.e. actions taken to avoid imminent danger of injury, loss, or damage), Sunnova is not required to notify the Issuer in advance but can proceed without prior approval, providing subsequent notification. The Issuer will reimburse the Manager for reasonable, documented expenses associated with emergency actions taken. DNV GL considers this framework to be reasonable and within industry practice.

Fees: Compensation to the Servicer in the Servicing Agreement is based upon payments made on the Payment Date. The Servicing Fee is a function of the Administrative Fee Base Rate, which is not defined. The Administrative Fee Base Rate will be increased by 2.0% per year.

Scope of Servicing Services: Per Exhibit A of the Servicing Agreement, the Servicer is responsible for providing information and reports, including providing information to the Backup Servicer. The Servicer shall also administer or cause to be administered all Solar Service Agreements, Hedged SREC Agreements, and Performance Based Incentive (PBI) Documents. The Servicer shall also, on behalf of the Issuer, administer PBI Payments and Hedged SREC Payments.

Puerto Rico MPSA Review: DNV GL has reviewed a Master Professional Services Agreement between a Contractor and Sunnova. The Contractor’s scope of services includes responsibility for troubleshooting, repair, maintenance, and equipment replacement. The response time of 14 calendar days is viewed by DNV GL as reasonable.

Design Checks and Site Inspections

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Electrical Design Check: In summary, from the review of the 20 sampled sites, DNV GL concludes that the design checking and documentation for the electrical aspects of the installation were generally less rigorous when compared to other industry participants. The majority of the issues noted are related to vague documentation or signage issues, which have no direct impact on system performance. With the exception of one system where the module warranty may have been voided, the design concerns noted are typical of the industry, however the percentage of systems with design issues is significantly higher than average. This appears to indicate that Sunnova’s design quality and checking processes are not being consistently implemented by all channel partners.

Structural Design Check: In summary, from the review of the 20 sampled sites, DNV GL concludes that the design checking and documentation for the structural aspects of the installation appears to be less rigorous when compared to other industry participants that it has reviewed. DNV GL recommends (i) the inclusion of simple loading information in the project designs to indicate loading and (ii) documentation that the existing structure was checked as part of the installation and design process. Based on the limited information in this sample set, DNV GL cannot opine on material risk of future structural issues, but as noted typical risk of structural failure due to solar installation is considered low.

Electrical and Structural Design: In order to improve the design process, Sunnova has provided a new “Engineering Design As-Built Checklist” which provides minimum design documentation requirements for channel partners. If successfully implemented, DNV GL believes this new checking process can lead to improved design quality for new installations.

Sunnova-conducted Site Visits: As of May 2016, Sunnova had ordered 2,836 inspections for 24,609 cumulative systems in services, an overall order rate of 12%. Of those system inspections ordered, 2,252 inspections were completed, for an overall inspection rate of 9.2%. DNV GL recommends Sunnova develop a focused installation quality program. As described in the following subsection, Sunnova has begun a reengineering process focused on correcting low production.

Sunnova Process Reengineering: Sunnova has initiated a Low Production Project (LPP) to identify and fix low performing systems. Sunnova has also developed new engineering and O&M processes to manage Fleet performance. Sunnova is also implementing new IT tools, including a Production Data Repository. DNV GL views Sunnova’s process reengineering initiative positively. DNV GL also considers it too early to update the production analysis results. It may be beneficial to update the IE Report when an additional year of operating data is available.

Financial Model Review

A summary of the primary findings and/or risks identified is provided in the following table.

Primary Findings

Energy production: DNV GL has calculated Confidence limits for the AP5 Pool on a 1-year and 10-year period. For the 10-year period, the Year1 p(50) and p(90) are 90.4% and 84.8% of Sunnova’s expected Year 1 values, respectively For the 10-year period, the Year 2 p(50) and p(90) are 95.4% and 90.1%, respectively. DNV GL has provided AP5 Pool level results and regional production curves applicable to the financial model in “Sunnova Securitization 2016-1 – Regional Production Curves.xlsx.”

Degradation: Sunnova’s Model assumes degradation of 0.5% per year. Based on a comprehensive review of available industry literature on degradation, DNV GL recommends a degradation assumption of 0.75% per year to account for both system and module-level degradation.

Useful life: Sunnova’s Financial Model reflects operating revenue commencing in April 2016 and continuing for 30 years. Sunnova’s Financial Model also reflects a 30 year useful life assumption.

DNV GL expects well-made, properly installed, and well-maintained PV modules to have a useful life of 25 years or more. This also holds true with system balance of system (BoS) components within their respective performance warranty periods, provided that cables are not exposed to direct ultraviolet (UV) radiation, etc. Given Sunnova’s broad equipment list the actual achieved lifetime for the PV systems is expected to vary somewhat.

Performance Guarantee Analysis: For the lease systems alone, DNV GL calculated a payout of approximately $2,316.30 per system over the 25-year period, or approximately $92.65 per system per year. When the fraction of non-lease systems is incorporated, the payout is calculated to be approximately $643.49 per system over the 25-year period, or approximately $25.74 per system per year.

O&M: The Financial Model includes an O&M Fee Base Rate of $25.00 / kW with an annual fee escalator of 2.0%. DNV GL views this O&M Fee level as in-line with the market for O&M fees for securitizations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entities have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Helios Depositor, LLC, as Depositor

By:	/s/ William J. Berger
	Name:	William J. Berger
	Title:	Chief Executive Officer

Date: March 28, 2017